UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2005

NASTECH PHARMACEUTICAL COMPANY INC.

(Exact name of registrant as specified in charter)

DELAWARE (State or other jurisdiction of incorporation)	0-13789 (Commission File Number)	11-2658569 (IRS Employer Identification No.)

3450 Monte Villa Parkway Bothell, Washington (Address of principal executive offices)	98021 (Zip Code)

425-908-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On May 25, 2005, pursuant to the authority delegated by the board of directors (the “Board of Directors”) of Nastech Pharmaceutical Company Inc. (the “Company”), the Compensation Committee of the Board of Directors authorized the Company to:

     (a) enter into restricted stock grant agreements, effective May 25, 2005, with each of Gregory L. Weaver and David E. Wormuth, pursuant to which Mr. Weaver and Mr. Wormuth were each issued 7,500 shares of restricted common stock of the Company, par value $0.006 per share (the “Common Stock”), pursuant to the Company’s 2004 Stock Incentive Plan originally effective as of April 14, 2004. The restricted Common Stock will vest in three equal annual installments beginning on May 25, 2006. Copies of the restricted stock grant agreements are filed as exhibits herewith; and

     (b) enter into stock option agreements, dated as of May 25, 2005, with each of Mr. Weaver and Mr. Wormuth, pursuant to which Mr. Weaver and Mr. Wormuth were each issued options to purchase 7,500 shares of Common Stock, pursuant to the Company’s 2002 Stock Option Plan originally effective as of May 2, 2002. The options have an exercise price of $11.54 per share and will vest in three equal annual installments beginning on May 25, 2006. Copies of the stock option agreements are filed as exhibits herewith.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
10.1	Restricted Stock Grant Agreement effective May 25, 2005 by and between Nastech Pharmaceutical Company Inc. and Mr. Gregory L. Weaver.
10.2	Stock Option Agreement dated as of May 25, 2005 between Nastech Pharmaceutical Company Inc. and Mr. Gregory L. Weaver.
10.3	Restricted Stock Grant Agreement effective May 25, 2005 by and between Nastech Pharmaceutical Company Inc. and Mr. David E. Wormuth.
10.4	Stock Option Agreement dated as of May 25, 2005 between Nastech Pharmaceutical Company Inc. and Mr. David E. Wormuth.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nastech Pharmaceutical Company Inc.

(Registrant)

By:	/s/ Gregory L. Weaver

Name:	Gregory L. Weaver
Title:	Chief Financial Officer

Dated:
May 27, 2005

Exhibit Index

Exhibit No.	Description
10.1	Restricted Stock Grant Agreement effective May 25, 2005 by and between Nastech Pharmaceutical Company Inc. and Mr. Gregory L. Weaver.
10.2	Stock Option Agreement dated as of May 25, 2005 between Nastech Pharmaceutical Company Inc. and Mr. Gregory L. Weaver.
10.3	Restricted Stock Grant Agreement effective May 25, 2005 by and between Nastech Pharmaceutical Company Inc. and Mr. David E. Wormuth.
10.4	Stock Option Agreement dated as of May 25, 2005 between Nastech Pharmaceutical Company Inc. and Mr. David E. Wormuth.